UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 30, 2007

ARUBA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33347	02-0579097

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1322 Crossman Ave.
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
(408) 227-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment of Certificate of Incorporation
On March 30, 2007, Aruba Networks, Inc. (“Aruba”) filed a restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the completion of Aruba’s initial public offering of shares of its common stock. As described in Aruba’s Registration Statement on Form S-1 (File No. 333-139419), Aruba’s board of directors and Aruba’s stockholders had previously approved the Restated Certificate, to be filed at, and be effective upon, the closing of the initial public offering. The Restated Certificate, among other things, (i) authorizes 350,000,000 shares of common stock, (ii) deletes all references to the various series of preferred stock that were previously authorized and instead creates 10,000,000 shares of undesignated preferred stock, (iii) eliminates the ability of the stockholders to take action by written consent, (iv) provides for advance notice periods for stockholder proposals and nominations of directors, (v) eliminates the ability of stockholders to cumulate their votes at any election of directors, and (vi) provides that special meetings of stockholders may be called only by the Chairman of the board of directors, the chief executive officer, the president or the board of directors acting pursuant to a resolution adopted by a majority of the board of directors.
The foregoing description is qualified in its entirety by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 8.01 Other Events.
On April 5, 2007, Aruba issued a press release entitled “Aruba Networks Announces Exercise of Over-Allotment Option in Connection with its Initial Public Offering.” A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Restated Certificate of Incorporation

99.1	Press release dated as of April 5, 2007, entitled “Aruba Networks Announces Exercise of Over-Allotment Option in Connection with its Initial Public Offering”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARUBA NETWORKS, INC.
Date: April 5, 2007	By:	/s/ Alexa King
Alexa King
Senior Director, Legal Affairs

2

EXHIBIT INDEX

Exhibit No.	Description
3.1	Restated Certificate of Incorporation

99.1	Press release dated as of April 5, 2007, entitled “Aruba Networks Announces Exercise of Over-Allotment Option in Connection with its Initial Public Offering”